                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 12, 2001

                            COMSTOCK RESOURCES, INC.

             (Exact name of registrant as specified in its charter)

 STATE OF NEVADA                     000-16741                 94-1667468
  (State or other            (Commission of File Number)    (I.R.S. Employer
jurisdiction incorporation)                                Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

Item 5. Other Events

     On November 12, 2001, Comstock Resources, Inc. (the "Company") entered into an agreement and plan of merger (the "Merger Agreement") with DevX Energy, Inc., a Delaware corporation ("DevX"), which provides for the Company to acquire DevX.

     Pursuant  to  the  Merger   Agreement,   Comstock   Acquisition  Inc.  (the
"Purchaser"),  a Delaware  corporation and a wholly owned subsidiary of Comstock
Holdings, Inc. ("Holdings"), a Delaware corporation, which, in turn, is a wholly owned subsidiary of the Company,  will offer to purchase,  through a cash tender offer (the "Offer"),  all of the outstanding  shares of common stock of DevX for
$7.32 per share.  The Offer is expected to commence on November 15, 2001,  or as soon thereafter as is  practicable,  and to remain open for at least 20 business days. The Offer will be followed by a merger in which  stockholders whose shares are not  tendered  in the  Offer  will  receive  $7.32  per  share in cash  (the
"Merger").  In the Merger,  the Purchaser  will be merged with and into DevX and
DevX will become a wholly owned subsidiary of Holdings. The Offer is conditioned upon,  among other things,  there having been validly tendered and not withdrawn prior to the expiration date greater than 50% of the number of then  outstanding shares  (including all shares issuable upon the exercise of the then outstanding options or warrants to purchase shares).

     The Board of Directors of DevX has  approved the Merger  Agreement  and the related  transactions  and will  recommend that DevX  stockholders  tender their shares to the Purchaser in the Offer.

     The  total  consideration  to be  paid  for the  acquisition  of all of the outstanding  shares of common stock of DevX pursuant to the Offer and the Merger is approximately $92.9 million. As of September 30, 2001, DevX had $50.0 million in long-term debt outstanding which is expected to remain  outstanding after the merger.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1. A copy of the press release  announcing  the Offer and the Merger was filed by the Company with the  Securities  and  Exchange  Commission  under  cover of a Tender  Offer
Statement  on Schedule TO on November 13, 2001,  and is  incorporated  herein by reference.

     Investors and security holders are strongly advised to read both the Tender
Offer Statement on Schedule TO and the Solicitation/Recommendation  Statement on
Schedule 14D-9  regarding the tender offer referred to herein,  when they become available,  because they will contain  important  information.  The Company will
file    the    Tender    Offer    Statement    and    DevX    will    file   the
Solicitation/Recommendation   Statement   with  the   Securities   and  Exchange
Commission.  Investors  and  security  holders  may  obtain a free copy of these statements (when available) and other documents filed by the Company and DevX at the SEC's web site at www.sec.gov.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     2.1  Agreement and Plan of Merger among Comstock Resources,  Inc., Comstock
          Holdings,  Inc., Comstock Acquisition Inc. and DevX Energy, Inc. dated as of November 12, 2001

     99.1 Press Release issued by Comstock Resources,  Inc. on November 13, 2001
          (incorporated  herein by reference to Exhibit 99.1 to the Tender Offer
          Statement on Schedule TO filed by the Company on November 13, 2001)

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           COMSTOCK RESOURCES, INC.

Dated: November 13, 2001               By: /s/ M. Jay Allison
                                           -------------------
                                           M. Jay Allison
                                           President and Chief Executive Officer

EXHIBIT INDEX

    Item
   Number                           Description
   ------                           -----------

     2.1       Agreement  and Plan of Merger  among  Comstock  Resources,  Inc.,
               Comstock  Holdings,  Inc.,  Comstock  Acquisition  Inc.  and DevX
               Energy, Inc. dated as of November 12, 2001

    99.1       Joint Press Release issued by Comstock  Resources,  Inc. and DevX
               Energy,  Inc.  on  November  13,  2001  (incorporated  herein  by reference  to  Exhibit  99.1 to the  Tender  Offer  Statement  on
               Schedule TO filed by the Company on November 13, 2001)